EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of IMS Health Incorporated on Form S-8 (File No. 333-69195, 333-67779 and 333-58361) of our report dated June 28, 2000 relating to the financial statements of IMS Health Incorporated Savings Plan which appear in this annual report on Form 11-K.

                                               /S/ PRICEWATERHOUSECOOPERS  LLP
                                               --------------------------------
                                                   PRICEWATERHOUSECOOPERS LLP

New York, New York
June 28, 2000